UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 07, 2026

RICHARDSON ELECTRONICS, LTD.

(Exact name of Registrant as Specified in Its Charter)

Delaware	0-12906	36-2096643
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

40W267 Keslinger Road P.O. Box 393
LaFox, Illinois		60147-0393
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (630) 208-2200

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.05 Par Value per share	RELL	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Amendment No. 1 on Form 8-K/A (this “Amendment”) is being filed by Richardson Electronics, Ltd. (the “Company”) solely to correct an error in the submission header of the original Form 8-K filed with the Securities and Exchange Commission on October 7, 2026 (the “Original Filing”). The submission header of the Original Filing incorrectly listed the Item 2.02 Results of Operations and Financial Condition as Item 2.01 Completion of Acquisition or Disposition of Assets.

This Amendment corrects that administrative header item. No changes have been made to the financial statements, disclosures, or any other information contained in the Original Filing. This Amendment does not reflect events occurring after the date of the Original Filing.

Item 2.02 Results of Operations and Financial Condition.

On October 7, 2026, Richardson Electronics, Ltd. (the “Company”) issued a press release announcing earnings results for the first quarter ended August 29, 2026. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein. The information contained in Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

99.1	Press release issued October 7, 2026, furnished herewith
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Richardson Electronics, Ltd.

Date:	October 8, 2026	By:	/s/ Robert J. Ben
Chief Financial Officer and Chief Accounting Officer